UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXSD	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Advaxis, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 28, 2022. Kenneth A. Berlin, Richard J. Berman, Dr. James P. Patton and Dr. David Sidransky (the “Director Nominees”) did not receive a majority of the votes cast at the Annual Meeting for their election to the Company’s Board of Directors (the “Board”). In accordance with the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and Director Resignation Policy, in advance of their nomination, the Director Nominees tendered their resignation as members of the Board, with the effectiveness of such resignation being conditioned upon (a) the Director Nominees not receiving a majority of the votes cast for their election at the Annual Meeting and (b) the Board’s acceptance of such resignations (the “Tendered Resignations”).

The disinterested members of the Company’s Nominating and Corporate Governance Committee (the “Nominating Committee”) held a meeting to consider the resignations of each of the Director Nominees and to reach a recommendation to the Board as to whether to accept or reject such resignation offer. Drs. Patton and Sidransky, who are members of the Nominating Committee, each recused himself from, and did not attend, the portion of the meeting at which the Nominating Committee considered his resignation and reached a recommendation to the Board. The disinterested members of the Nominating Committee concluded that accepting the resignation of any of the Director Nominees was not in the best interests of the Company and recommended that the Board reject the resignations of each of the Director Nominees. The Nominating Committee, in making its recommendation to the Board, considered factors they deemed relevant, including (i) the relatively small margin by which the Director Nominees failed to be reelected, (ii) the relatively small portions of the outstanding common stock of the Company that voted in the election of directors overall and that voted against the election of the Director Nominees, (iii) the underlying reasons for which the Nominating Committee believed that the Director Nominees did not receive a majority of votes cast in favor of reelection as director; (iv) the tenure and qualifications of the Director Nominees; (v) the past and expected future contributions to the Board of the Director Nominees; (vi) the overall composition of the Board; and (vii) the near-term goals of the Company and the anticipated value of the continuing service of the Director Nominees in achieving those goals, as well as the anticipated difficulty of finding, in a timely manner, replacement directors with similar capabilities and experience.

The Board, acting on the recommendation of the Nominating Committee and considering the same factors described above, determined to reject the resignations of all of the Director Nominees. Each of the Director Nominees recused himself from, and did not attend, the portion of the meeting at which the Board considered his resignation.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of six (6) directors to serve until the Company’s 2023 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	The approval of an advisory (non-binding) resolution regarding the compensation of the executive officers (“Say-on-Pay”); and

3.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

At the close of business on May 12, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 145,638,459 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 61,664,228 shares of the Company’s Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) two directors were elected and four directors did not receive a majority of the votes cast by stockholders (including abstentions) and were therefore not elected, (ii) an advisory (non-binding) resolution regarding the compensation of our executive officers (the “Say-on-Pay”) was not approved, and (iii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 was ratified.

Proposal No. 1— Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Roni A. Appel	14,615,766	5,067,866	421,526	41,559,070
Kenneth A. Berlin	9,324,876	10,304,868	475,414	41,559,070
Richard J. Berman	9,297,204	10,429,986	377,968	41,559,070
Dr. Samir N. Khleif	14,213,953	5,520,848	370,357	41,559,070
Dr. James P. Patton	9,873,026	9,865,383	366,749	41,559,070
Dr. David Sidransky	9,425,267	10,313,283	366,608	41,559,070

As described in Item 5.02 above, the Director Nominees did not receive a majority of the votes cast (including abstentions) at the Annual Meeting and, in accordance with the Company’s Bylaws, had tendered their resignation to the Board, with the effectiveness of such resignation being conditioned on the Director Nominees’ failure to receive a majority of the votes cast with respect to their election at the Annual Meeting and the Board’s acceptance of such resignation. Under the Company’s Bylaws and Director Resignation Policy, the Nominating Committee was required to consider whether to accept the Director Nominees’ Tendered Resignations and submit such recommendation for prompt consideration by the Board. Following deliberations, on June 29, 2022, the Board determined not to accept the Tendered Resignations as described more fully above, and the Director Nominees will continue to serve as directors until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 — Say-on-Pay

The vote with respect to the advisory (non-binding) resolution regarding the compensation of our executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
9,024,145	10,442,754	638,259	41,559,070

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 was as follows:

For	Against	Abstain
56,383,024	4,483,163	798,041

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2022	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer